Exhibit 10.29

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股东授权委托书

SHAREHOLDER POWER OF ATTORNEY

委托人(1): 重庆乾鸿富隆科技有限公司

Principal(1): Chongqing Qianhong Fulong Technology Co., Ltd.

法定代表人：曾强

Legal Representative: Zeng Qiang

地址：重庆市渝中区化龙桥街道华盛路10号22层1#1至6A 单元

Address: Unit 6A, 1#1, 22/F, No. 10 Huasheng Road, Hualongqiao Street, Yuzhong

District, Chongqing

委托人(2): 重庆功彰共耀商业管理合伙企业(有限合伙)

Principal(2): Chongqing Gongzhang Gongyao Business Management Partnership Enterprise (Limited Partnership)

法定代表人：李志峰

Legal Representative: Li Zhifeng

地址：重庆市九龙坡区中梁山街道华龙大道212号6幢附34号034号

Address: No. 034, Building No. 6, No. 212 Hualong Road, Zhongliangshan Street,

Jiulongpo District, Chongqing

委托人(3):重庆云之宓企业管理合伙企业(有限合伙)

Principal(3): Chongqing Yunzhimi Enterprise Management Partnership Enterprise (Limited Partnership)

法定代表人：杨欢

Legal Representative: Yang Huan

地址：重庆市两江新区寸滩街道金渝大道153号6幢1单元10-7

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Address: 10-7, Unit 1, Building No. 6, No. 153 Jinyu Road, Cuntan Street, Liangjiang

New District, Chongqing

委托人(4): LUCRO INVESTMENTSVCC

Principal (4): LUCRO INVESTMENTS VCC

地址：新加坡安顺路10号国际广场16楼06室

Address: Room 6, 16/F, International Plaza, Anshun Road, Singapore

(委托人(1)、委托人(2)、委托人(3)及委托人(4),以下合称“委托人”)

(Principal(1), Principal(2), Principal(3) and Principal(4), collectively named as “Principals”)

受托人：深圳市华智星管理咨询有限公司

Attorney: Shenzhen Huazhixing Management Consulting Co., Ltd.

法定代表人：陈荣

Legal Representative: Chen Rong

地址：深圳市南山区西丽街道丽湖社区沁园二路金众国宾汇10栋01

Address: Room 2A, Building 10, Jinzhong Guobinhui, Qinyuan 2nd Road, Lihu

Community, Xili Sub-district, Nanshan District, Shenzhen City

委托人(1)、委托人(2)、委托人(3)及委托人(4)分别持有华智未来重庆科 技有限公司以下简称“华智未来”)64.68%、18.62%、14.70%及2.00%,共计100% 的股权。现就其持有的股权对应的股东权利(以下简称“委托人股权”),特此不可撤 销地授权深圳市华智星管理咨询有限公司(为免疑义，授权范围包含公司或其委派的符 合条件的人士，即“委派人士”,委派人士应当为公司和/或与其存在股权/股份关系的 直接或间接境外主体的董事、代行该等董事职责的继任者和破产清算人)(即“受托人”) 在本授权委托书的有效期内行使如下权利(以下简称“授权范围”):

Principal(1), Principal(2), Principal(3) and Principal(4) respectively hold 64.68%, 18.62%, 14.70% and 2.00% equities and corresponding shareholder’s right (the “Principal Equity”) of Huazhi Future (Chongqing) Technology Co, Ltd. (the “Huazhi Future”), in total 100% equities of Huazhi Future. The Principals hereby irrevocably authorize Shenzhen Huazhixing Management Consulting Co., Ltd. (For the avoidance of doubt, the scope of authorization includes the company or its qualified persons appointed by it, namely, “Appointed Persons”. Appointed persons shall be directors of the company and/or its direct or indirect overseas entities with equity/share relations, successors who perform the duties of such directors and bankruptcy liquidators) (the “Attorney ”) to exercise the following rights within the term of this Power of Attorney (the “POA Scope”):

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1. 授权受托人或委派人士作为本公司唯一排他的代理人就本公司股权的事宜全权 代表本公司行使包括但不限于如下的权利：

Authorizing the Attorney or Appointed Persons as its sole and exclusive proxy on its behalf to the full extent of the following rights in relation to the Principal Equity, including but not limited to:

1.1参加华智未来的股东会；

1.1 Attending the shareholders meeting of Huazhi Future;

1.2行使按照中国法律和华智未来章程规定的本公司所享有的股东表决权和全部其 他股东权利，包括但不限于出售、转让、质押或处置本公司股权的全部或任何一部分， 以及通过股东会任命华智未来的董事和监事等。

1.2 Exercising the voting right and all the other rights of, in and to its shareholding in accordance with the laws and articles of association of Huazhi Future, including but not limited to selling, transferring, mortgaging or dealing with all or part of the Principal Equity, and designating any director, supervisor of Huazhi Future through shareholders meeting. 2.

2. 受托人如需转委托他人办理本授权委托书项下事项，涉及公司重大事项或可能 影响委托人核心权益的，应提前书面通知委托人并征得委托人同意。

2. If the Attorney intends to sub-entrust other persons or entities to handle matters under this Power of Attorney, in respect of major corporate matters or those that may affect the core interests of the Principals, the Attorney shall notify the Principals in writing in advance and obtain the Principals' consent.

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5. 在委托人为华智未来的股东期间，本授权委托书自签署之日起不可撤销并持续 有效。

5. The POA shall remain valid and irrevocable from the execution date of the POA during the term when the Principals is holding the equities in Huazhi Future.

6. 本授权委托书期间，本公司特此放弃已经通过本授权委托书授权给受托人的与 本公司股权有关的所有权利，不再自行行使该等权利。

6. The Principals hereby renounces all rights relating the Principals Equity which are delegated to the Attorney under the POA and the Principals will not excise the rights itself during the term the POA.

(以下无正文，为签署页)

(The following is signature page without content of agreement)

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(本页无正文，为《股东授权委托书》签字页)

委托人(1)/Principal(1): 重庆乾鸿富隆科技有限公司

/s/ Chongqing Qianhong Fulong Technology Co., Ltd.

签字/Signature: /s/

2026 年 2月10日

Date: 2，10，2026

委托人(2)/Principal(2): 重庆功彰共耀商业管理合伙企业(有限合伙)

A

Chongqing Gongzhang Gongyao Business Management

Partnership Enterprise (Limited Partnership).

签字/Signature:

/s/

2026年 2月10日

Date: 2、10、2026

委托人(3)/Principal (3): 重庆云之宓企业管理合伙企业(有限合伙)

Chongqing Yunzhimi Enterprise Management

Partnership Enterprise (Limited Partnership)

签字/Signature: /s/

2026年 2 月10日

Date: 2、10 , 2026

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委托人(4)/Principal (4): LUCRO INVESTMENTS VCC

LUCRO INVESTMENTS VCC

签字/Signature: /s/

2026年 2 月10日

Date: 10，02 , 2026